                                                                    EXHIBIT 10.6

                              AMENDED AND RESTATED
                      U.S. PRODUCT MANUFACTURING AGREEMENT

          THIS AMENDED AND RESTATED U.S. PRODUCT MANUFACTURING AGREEMENT (the "Agreement") dated as of February 27, 2006, is made and entered into by and between SANOFI-AVENTIS DEUTSCHLAND GMBH (formerly known as HOECHST MARION ROUSSEL DEUTSCHLAND GMBH), a German limited liability company ("Supplier"), and KING PHARMACEUTICALS, INC., a Tennessee corporation ("King"). Capitalized terms used in this Agreement shall have the meanings ascribed to them in Article I hereof or as otherwise set forth herein.

                                    RECITALS

          WHEREAS, Supplier is engaged in the manufacture of the Product;

          WHEREAS, Supplier and King are parties to that certain U.S. Product Manufacturing Agreement dated December 17, 1998, as amended June 22, 2000, December 16, 2002 and September 13, 2004 (the "Original Agreement");

          WHEREAS, Supplier and King have agreed to amend and restate the Original Agreement;

          WHEREAS, Supplier and King have also entered into that certain General Products Agreement dated December 17, 1998, as amended (the "General Products Agreement") whereby King acquired certain Assets (as such term is defined in the General Products Agreement) which relate to, among other things, Ramipril;

          WHEREAS, Supplier and King have entered into that certain U.S. Product Agreement dated December 17, 1998, as amended (the "U.S. Product Agreement") whereby King acquired, among other things, certain rights which relate to Ramipril;

          WHEREAS, King desires to have Supplier manufacture the Product in accordance with this Agreement; and

          WHEREAS, Supplier agrees to supply the Product to King, upon the terms and subject to the conditions provided herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          The following terms shall have the meanings set forth below. Unless the context indicates otherwise, the singular shall include the plural and the plural shall include the singular.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          1.1. "ACT" shall mean the Federal Food, Drug and Cosmetic Act, as amended.

          1.2. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the entity specified.

          1.3. "AGREEMENT" shall mean this U.S. Product Manufacturing Agreement.

          1.4. "ANNUAL COMMITTED QUANTITY" shall have the meaning set forth in
Section 2.10(a) herein.

          1.5. "ARBITRATING ACCOUNTANT" shall have the meaning set forth in
Section 3.2(d) herein.

          1.6. "BUSINESS DAY" or "BUSINESS DAY" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of Missouri are authorized or obligated to close. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days (or business days) are specified.

          1.7. "CALENDAR QUARTER" shall mean, with respect to the first such Calendar Quarter, the period beginning on the date hereof and ending on the last day of the calendar quarter within which the date hereof falls and, thereafter, each successive period of three consecutive calendar months ending on March 31, June 30, September 30 or December 31. In the event that the termination of this Agreement does not fall on the last day of a Calendar Quarter, the "Final Calendar Quarter" shall mean the period from the last day of the most recent Calendar Quarter through the applicable date of termination of this Agreement.

          1.8. "CALENDAR YEAR" shall mean each successive twelve (12)-month period commencing on January 1 and ending on December 31; provided that the first such Calendar Year shall begin on the date hereof and end on December 31, 2006. In the event that the termination of this Agreement does not fall on the last day of a Calendar Year, the "Final Calendar Year" shall mean the period from the last day of the most recent Calendar Year through the applicable date of termination of this Agreement.

          1.9. "CGMP" shall mean current Good Manufacturing Practices as promulgated under the Act at 21 CFR (chapters 210, 211, 600 and 610), as the same may be amended or re-enacted from time to time.

          1.10. "DISCRETIONARY MANUFACTURING CHANGES" shall have the meaning set forth in Section 2.7(b) herein.

          1.11. "EXCESS PRICE" shall have the meaning set forth in Section 3.1 herein.

          1.12. "FDA" shall mean the United States Food and Drug Administration or any successor entity thereto.

          1.13. "FORCE MAJEURE" shall have the meaning set forth in Section 11.3 herein.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          1.14. "GENERAL PRODUCTS AGREEMENT" shall have the meaning set forth in the Recitals.

          1.15. "GENERIC VERSION" shall have the meaning set forth in Section 2.9(f) herein.

          1.16. "GOVERNMENTAL OR REGULATORY AUTHORITY" shall mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

          1.17. "INDEMNITEE" shall have the meaning set forth in Section 9.3 herein.

          1.18. "INDEMNITOR" shall have the meaning set forth in Section 9.3(a) herein.

          1.19. "INITIAL COSTS" shall have the meaning set forth in Section 3.1 herein.

          1.20. "LIABILITIES" shall have the meaning set forth in Section 9.1 herein.

          1.21. "LAWS" shall mean all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

          1.22. "LICENSED PRODUCTS" shall have the meaning ascribed to such term in the U.S. Product Agreement.

          1.23. "MINIMUM PRICE" shall have the meaning set forth in Section 3.1 herein.

          1.24. "MINIMUM QUARTERLY PAYMENT" shall have the meaning set forth in
Section 2.9(b) herein.

          1.25. "NDA" shall mean the new drug applications related to the Products, submitted to the FDA pursuant to provisions of the Act and applicable regulations related thereto.

          1.26. "ORIGINAL AGREEMENT" shall have the meaning set forth in the Recitals.

          1.27. "PEDIATRIC EXTENSION" shall mean any pediatric exclusivity extension that may be granted by the FDA to King for Licensed Mono-Product (as defined in the U.S. Product Agreement).

          1.28. "PEDIATRIC EXTENSION EXPIRATION DATE" shall mean the date of expiration of any Pediatric Extension, provided that in no event will such date extend beyond April 30, 2009.

          1.29. "PRIME RATE" shall have the meaning set forth in Section 3.2(a) herein.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          1.30. "PRODUCT(S)" shall mean Ramipril in either a (a) powder form or
(b) PC granules (i.e., coated) form intended for further processing into a pharmaceutical formulation, the Specifications for which are set forth on
SCHEDULE 1.30, attached hereto.

          1.31. "RAMIPRIL" shall mean the compound (2S,3aS,6aS)-1[(S)-N-[(S)- 1Carboxy-3-phenylpropyl]alanyl]octahydrocyclopenta[b]pyrrole-2-carboxylic acid,
1-ethyl ester, as depicted in the chemical formula set forth on SCHEDULE 1.31, attached hereto.

          1.32. "REQUIRED MANUFACTURING CHANGES" shall have the meaning set forth in Section 2.7(a) herein.

          1.33. "SPECIFICATIONS" shall mean the written specifications for Products as set forth in the NDA.

          1.34. "TECHNICAL AGREEMENT" shall mean the Agreement set forth on EXHIBIT D, attached hereto.

          1.35. "TERM" shall have the meaning set forth in Section 4.1 herein.

          1.36. "THIRD PARTY" shall have the meaning set forth in Section 2.9(f) herein.

          1.37. "U.S. PRODUCT AGREEMENT" shall have the meaning set forth in the Recitals.

          1.38. "U.S. TERRITORY" shall mean the U.S. Territory as such term is defined in the U.S. Product Agreement.

                                   ARTICLE II
                            MANUFACTURE, PURCHASE AND
                        SALE OF PRODUCT; ANNUAL MINIMUMS

          2.1. EXCLUSIVE SUPPLY; NON-COMPETE.

               (a) Exclusive Supply. Pursuant to the terms and conditions of this Agreement, Supplier agrees to manufacture exclusively for King (except as permitted in the U.S. Product Agreement), during the Term, the Products for King to make or have made, sell or use Licensed Products in the U.S. Territory in accordance with the U.S. Product Agreement. During the Term, King agrees to purchase all of its requirements for the Products in the U.S. Territory exclusively from Supplier.

               (b) Non-Compete. Except as permitted in the U.S. Product Agreement, during the Term: (i) Supplier agrees that it will not, and will cause its Affiliates to not, manufacture, package, distribute or sell in the U.S. Territory the Product included in this Agreement; and (ii) King agrees that it will not and will cause its Affiliates to not, manufacture, package, distribute or sell the Product outside the U.S. Territory.

          2.2. FORECASTS.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

               (a) Long-Range Forecasts. Within [***] from the execution of this Agreement, and at least [***] prior to the beginning of each Calendar Year for the Term or any renewals or extensions thereof, King shall furnish Supplier with a rolling quarterly forecast of the quantities of Products that King intends to order during the [***] commencing with the upcoming Calendar Year. Such forecasts shall represent the most current estimates for planning purposes, and will include the quantities of Product in either powder or PC granules form, but shall not be purchase commitments.

               (b) Short Term Forecasts. At least [***] prior to the first day of each succeeding Calendar Quarter, King shall furnish Supplier with a rolling forecast of the quantities of each Product, (i) Ramipril in powder form and (ii) Ramipril in PC granules form, by kg, that King intends to order by month, during the [***] period commencing with that Calendar Quarter. Subject to the provisions of Section 2.9 and to the extent Supplier can supply any quantities in excess of the Annual Committed Quantity, such forecasts shall constitute binding commitments of King to purchase the percentages of Products set forth below pursuant to firm orders issued in accordance with Section 2.3. Supplier will use its reasonable best efforts to fill orders by King in excess of the Annual Committed Quantities:

                         Percentage of each Product
                         (in powder form and PC granules form)
Period of the Forecast   that King is Required to Purchase
----------------------   -------------------------------------
[***]                                    [***]%
[***]                                    [***]%
[***]                                    [***]%
[***]                                    [***]%
[***]                                    [***]%
[***]                                    [***]%

          2.3. FIRM ORDERS. King shall place each purchase order with Supplier for Products to be delivered hereunder at least [***] prior to the delivery date specified in each respective order. King acknowledges that each Product is produced in full lot quantities, as set forth in EXHIBIT B. Such orders shall specify Ramipril in powder form and/or Ramipril in PC granules form, by kilogram, in full lots and minimum order quantities and shall specify [***] an aggregate quantity of Products which is at least as great as the amount of Products (in powder form and/or in PC granules form) required to be purchased by King pursuant to Sections 2.2 and 2.9. In addition, the number of such purchase orders shall not exceed [***] per month, unless a greater monthly number is agreed to by Supplier, and, to the extent possible, be delivered to Supplier on or about the fifteenth (15th) of such month. Supplier shall confirm in writing each such purchase order within [***] of receipt thereof. Supplier shall deliver against each such order in accordance with Section 2.4. King shall be obligated to purchase all such Products ordered and delivered by the delivery date specified in King's purchase order, provided that such Products meet the Specifications. Unless otherwise specified in writing by Supplier, all orders placed by King with Supplier hereunder shall be addressed as follows:

               Manager of PharmaChemical Sales Germany
               Sanofi-Aventis Deutschland GmbH

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

               PharmaChemical Sales
               Industriepark Hoechst
               Gebaude / Building D 711
               65926 Frankfurt am Main

Notwithstanding anything else in this Section 2.3 or in Section 2.4, if at any time the amount of Product King is required to purchase in order to meet its Quarterly Minimum Quantity or Annual Minimum Quantity is less than a full lot or if King has met the Annual Minimum Quantity, King's orders and deliveries may be in fractional, not full, lot quantities.

          2.4. DELIVERY. Delivery terms for Products shall be F.O.B. Supplier's manufacturing facility, or such other facility mutually agreed to by the parties. Supplier shall ship Products on a carrier or carriers specified by King and at King's expense in accordance with Supplier's purchase order form or as otherwise directed by King in writing. Title and risk of loss as to any Products purchased by King shall pass to King upon the earlier of (i) a common carrier accepting possession or control of such Products, or (ii) the passage of such Products from the loading dock of Supplier's facility to any employee, agent or contractor of King or such common carrier. It is understood that all quantities shipped shall be shipped in full lots, as set forth in EXHIBIT B.

          2.5. REJECTED GOODS/SHORTAGES.

               (a) Notice; Replacement. King shall notify Supplier in writing of any claim relating to Products that fail to meet the Specifications, arising from defective manufacture, storage or handling of such Products by Supplier which occur prior to transfer of Product to King or any shortage in quantity of any shipment of Products as soon as reasonably practical, but not later than [***] (or [***] in the event an outside testing laboratory is used) of receipt of such Products. Provided the parties agree that such Products are defective or that there is a shortage, Supplier shall replace the defective Products or make up the shortage at the time of the next order, [***]. King shall make arrangements with Supplier for the return or disposal of any rejected Products; the costs of such return or disposal shall be paid [***]. In the event that only a limited supply of Products is available to replace or supply such rejection or shortage, then Supplier shall ship to King such quantities of Products as are available and King will be promptly reimbursed or credited against future orders, at King's option, for amounts paid for the remaining quantity of rejected Products.

               (b) Disputes. If Supplier disagrees with King's claim that such Products fail to meet the Specifications, Supplier and King representatives shall attempt to resolve such dispute. If the representatives cannot resolve such dispute, a sample of such Products shall be submitted by Supplier to a mutually agreed-to qualified laboratory for testing against the Specifications and the test results obtained by such laboratory shall be final and controlling. The fees and expenses of such laboratory testing shall be borne [***]. In the event the test results indicate that the Products in question do not conform to the Specifications, Supplier shall replace such Products [***] to King as soon as reasonably possible after receipt of such results. In the event the test results indicate that

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     the Products in question do conform to the Specifications, [***] costs incurred by Supplier as a result of the disagreement.

               (c) Sole Remedy. The provisions of Sections 2.5(a) in the case of shortage in quantity of any shipment of Product, and except as otherwise provided in Section 9.2(a) herein, Sections 2.5(a) and (b), in the case of Product that fails to meet the Specifications, shall be the sole remedy available to King with respect to any shortage in quantity of any shipment of Product, or Product that fails to meet the Specifications, as the case may be.

          2.6. CAPACITY ALLOCATION; FAILURE TO SUPPLY.

               (a) Capacity. Supplier's maximum annual capacity to manufacture each Product is set forth on EXHIBIT B.

               (b) Supplier Notice. In the event that Supplier, upon receiving a forecast under Section 2.2(b) or a firm order under Section 2.3, is, or anticipates that it will be, unable to meet such forecast or firm order, either in whole or in part, due to any reason, Supplier shall give written notice of such inability to King within [***] of receipt of such forecast or firm order (or upon Supplier's reasonable belief that it cannot fulfill the forecast or firm order, if such date is after such [***] period). If such inability is partial, Supplier shall fulfill firm orders with such quantities of Products as are available. Supplier shall consistently use its commercially reasonable efforts to ensure that firm orders are supplied in full on a timely basis.

               (c) Supply Alternatives. Supplier and King shall meet within [***] of such written notice pursuant to Section 2.6(b) to consider alternative arrangements for meeting King's requirements for Products. Any such alternative pursued shall be subject to all required regulatory approvals and approval of both parties, which approval shall not be unreasonably withheld. Any alternative arrangements entered into pursuant to this Section 2.6(c) shall act in no way as a waiver of any other rights or remedies which King or Supplier may have under this Agreement or otherwise; provided, however, King shall have no obligation to pay for orders of Products that Supplier is unable to provide.

               (d) Capacity Allocation. In the event that Supplier's inability to meet firm orders or forecasts is due to a shortage of production capacity at Supplier's facility, in addition to the requirements of Section 2.6(a) and Section 2.6(b) above, Supplier shall promptly notify King of such shortage of production capacity, and, if possible, the date such shortage of production capacity is expected to end. In such event, Supplier shall allocate its available production capacity to the production of Products in such proportion (expressed as a function of equipment utilized) as the production equipment capacity actually utilized to meet orders for the Products over the previous [***] period bears to total production equipment capacity in such Supplier facility(ies) over that same period.

               (e) Supply Resumption. Supplier shall notify King as soon as possible of the date upon which such shortage of production capacity will cease. Upon resumption of production of Products, King shall resume obtaining its requirements for

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     Products from Supplier to the extent such resumption is consistent with any contractual arrangements entered into with third parties pursuant to
     Section 2.6(c).

          2.7. MANUFACTURING CHANGES. Subject to the procedures set forth in
Section 3.1(d) of the U.S. Product Agreement:

               (a) Required Manufacturing Changes. For changes to the Specifications or manufacturing processes that are required by Laws or by medical or scientific concerns as to the toxicity, safety and/or efficacy of the Products (collectively "Required Manufacturing Changes"), the parties shall cooperate in making such changes promptly.

               (b) Discretionary Manufacturing Changes. For changes to the Specifications or Manufacturing process that are not Required Manufacturing Changes (collectively "Discretionary Manufacturing Changes") the parties must both agree to such Discretionary Manufacturing Changes and shall, to the extent commercially reasonable under the circumstances, cooperate in making such changes, and each party agrees that it shall not unreasonably withhold its consent to such Discretionary Manufacturing Changes. Notwithstanding the foregoing, Supplier's standard change control procedures shall be utilized in reviewing such changes.

               (c) Manufacturing Changes. Notwithstanding the foregoing, (i) all costs associated with Required Manufacturing Changes, (including, without limitation, obsolete raw materials, work-in-process and finished product inventories, and excluding all printed materials, including without limitation, packaging and labeling materials) shall be shared equally; (ii) all costs associated with Required Manufacturing Changes regarding all printed materials, including without limitation, packaging and labeling materials shall be borne by King; and (iii) all costs associated with Discretionary Manufacturing Changes shall be borne by the party initiating such change. If any of the Required Manufacturing Changes (other than those regarding printed materials) will result in aggregate costs in excess of [***] (per Required Manufacturing Change event), then the parties agree that either party may elect to be excused from its requirements under this Agreement unless the other party agrees to bear the entire cost of such Required Manufacturing Changes, and such an election shall be treated as an early termination under Section 4.2 and subject to the requirements of
     Section 4.4. An election by one (1) party to discontinue this Agreement in accordance with the immediately preceding sentence shall apply only as to the requirements of that electing party with respect to the particular Product(s) precipitating such Required Manufacturing Changes. Furthermore, if the aggregate costs of a Required Manufacturing Change with aggregate costs in excess of [***] are paid for by King, then thereafter (i) King shall have the right to terminate this Agreement pursuant to Section 4.1 upon [***] prior written notice to Supplier, and (ii) King shall own all rights, title and interests in and to any assets purchased by Supplier for such Required Manufacturing Change.

          2.8. LABELING AND PACKAGING. Supplier shall ensure that all labeling and packaging for the Products shall be consistent with the FDA or other Governmental or Regulatory Authority approved labeling and packaging for the Products.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          2.9. ANNUAL MINIMUM QUANTITIES.

               (a) King shall purchase from Supplier a minimum quantity of [***] of Product for each of 2006, 2007 and 2008 and, in the event that the Term of this Agreement is extended to the Pediatric Extension Expiration Date, pursuant to Section 4.1 of this Agreement, a minimum quantity of [***] of Product for 2009 (the "Annual Minimum Quantity"). For the sake of clarity it is agreed that the Annual Minimum Quantity for 2008 applies even if the term of the Agreement expires prior to December 31, 2008.

               King shall order the Annual Minimum Quantity in quarterly installments of at least [***] of Product for each Calendar Quarter of each year through 2008 and at least [***] of Product for the Calendar Year 2009 ("Quarterly Minimum Quantity"). For the avoidance of doubt, the Annual Minimum Quantities set forth in this Section 2.9(a) shall constitute the aggregate of Product both in its powder and PC granules forms. Additionally, the parties acknowledge that the Ramipril content of the Product in PC granules form shall consist of approximately [***] of Ramipril for each kilogram of Product.

               (b) Subject to Section 2.9(e) below, the total payment made by King to Supplier for each Calendar Quarter during the Term shall be [***] (the "Minimum Quarterly Payment"). In the event that King does not order and pay for at least the applicable Quarterly Minimum Quantity in any given Calendar Quarter, then King shall pay [***].

               (c) In the event that King does not pay the amount(s) described in Section 2.9(b) pursuant to Section 3.2(a), Supplier in its sole discretion may exercise the mechanism for default as set forth in Section 3.3.

               (d) King shall have discretion to determine the schedule for delivery of Product purchased and paid for by King in accordance with this Agreement. For purposes of clarification, nothing in this Section 2.9(d) shall modify or affect in any way King's obligation to place and pay for orders of Product on a quarterly basis.

               (e) In the event King's cumulative purchases of Product during any Calendar Year meet the Annual Minimum Quantity, then King will no longer be subject to the Annual Minimum Quantity (or the corresponding Quarterly Minimum Quantity) or the Minimum Quarterly Payment for the rest of that Calendar Year, and King may (i) cease orders of Product for the rest of that Calendar Year, or (ii) order additional quantities of Product during that Calendar Year, which additional quantities will be at the Excess Price set forth in Section 3.1.

               (f) In the event that any party other than Supplier, King or Cobalt Pharmaceuticals, Inc. or its Affiliates (to the extent they are selling a generic version of King's Altace(R) capsule product pursuant to rights granted to them by King) (such other party being a "Third Party") launches a generic formulation that contains Ramipril as its sole active ingredient in the U.S. Territory (a "Generic Version"), the parties agree that:

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                    (i) King's obligations to purchase Product exclusively from Supplier shall continue throughout the Term; and

                    (ii) King and Supplier shall negotiate in good faith to
                         determine the Annual Minimum Quantity, and the corresponding Quarterly Minimum Quantity, for any Calendar Year or Calendar Quarter that shall be affected by such occurrence. Any such good faith negotiation shall not include a reduction of the Minimum Price or Excess Price, as set forth in Section
                         3.1 of this Agreement. In the event that the parties are unable to reach agreement concerning a reduced Annual Minimum Quantity, such dispute shall be subject to the dispute resolution provisions of Section 10.1 of this Agreement.

          2.10. ANNUAL COMMITTED QUANTITIES.

               (a) During the Term of this Agreement and only if required by King, Supplier shall be obligated to supply to King the following quantities of Product for each Calendar Year indicated below (the "Annual Committed Quantity"):

Calendar Year   Annual Committed Quantity
-------------   -------------------------
     2006           [***] metric tons
     2007           [***] metric tons
     2008           [***] metric tons
     2009           [***] metric tons

     The Annual Committed Quantity shall be the amount of Product reserved for King each Calendar Year and shall be provided by Supplier to King in accordance with the purchase order and forecast provisions of this Agreement, including the Quarterly Minimum Quantity obligations. The foregoing notwithstanding, in no event shall King be obligated or required to purchase the Annual Committed Quantity in any given Calendar Year (other than that portion consisting of the Annual Minimum Quantity).

               (b) Supplier shall exert its reasonable best efforts to supply King with quantities of Product required by King which exceed the Annual Committed Quantity in any Calendar Year provided always that this Section 2.10(b) shall not be deemed to amend any rights of King or obligations of Supplier under this Agreement, except that the parties agree that Section 2.6(d) of this Agreement shall not apply with regard to quantities requested by King which exceed the Annual Committed Quantity. For quantities that King requires which exceed the Annual Committed Quantity, King is obligated to purchase such exceeding quantities from Supplier to the extent Supplier is able to supply such exceeding quantities.


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   ARTICLE III
                           PRODUCT PRICING AND PAYMENT

          3.1. PRICING. The price for the Products constituting the Annual Minimum Quantity shall be $[***] of Product (the "Minimum Price"). In the event that King's orders exceed the Annual Minimum Quantity, the price shall be $[***] of Product for the remaining orders in that Calendar Year (the "Excess Price"). The Minimum Price and the Excess Price shall remain firm during the Term.

          3.2. PAYMENT.

               (a) Terms. All payments required by this Agreement shall be made in United States Dollars by wire transfer to an account designated by Supplier. All invoices are strictly net and payment must be received within [***] from the date of invoice. The date of each invoice shall be the date of shipment of Products pursuant to Section 2.4. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature, other than for rejected or returned goods for which a credit acknowledgment has been issued by Supplier. Time for payment shall be of the essence.

               (b) Late Payments. Unless King notifies Supplier in writing of a good faith dispute, with respect to payments not received within such [***], interest shall accrue on any amount overdue, at the lesser of (i) the prime rate as reported by the Morgan Guaranty Bank and Trust, New York, New York (the "Prime Rate") on the date such payment is due, plus an additional [***] or (ii) the maximum rate permitted by law, such interest to begin accruing on a daily basis from the date of invoice, and shall accrue both before and after judgment; provided, however, in the case of a good faith dispute regarding payment resolved to be due and not paid within [***] after such resolution, such interest shall begin accruing on a daily basis from the date such payment becomes overdue, and shall accrue [***]; provided, further, in the case of a good faith dispute regarding payment, King may in its discretion determine to pay such amounts disputed to be overdue and in the event amounts are finally determined not to be due by King, Supplier shall repay such excess amounts to King determined not be due, and interest shall accrue on any such amount, at the lesser of (i) Prime Rate plus an additional [***] or (ii) the maximum rate permitted by law, such interest to begin accruing on a daily basis from the date such disputed payment was received by Supplier.

               (c) Default. In the event that King fails to make its payments consistent with the terms in Sections 2.9(b) or 3.2(a), then Supplier shall give to King a notice of default, and King shall have thirty (30) days to cure the default. If King has not cured such default within the [***] period, then Supplier shall, in its sole discretion, and without prejudice to any other of its accrued rights, be entitled to liquidated damages as set forth in Section 3.3; provided, however, a good faith bona fide dispute by King regarding a payment pursuant to this Agreement shall not be considered a default of payment so long as King notifies Supplier in writing of such dispute within the later of [***] from the date of invoice or the date of payment. King acknowledges it will notify Supplier promptly upon a determination that a dispute exists regarding a payment.


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

               (d) Resolution of Payment Disputes. Unless the parties otherwise agree, if the parties are unable to resolve any payment dispute within the [***] period after receipt by Supplier of written notice from King of a dispute regarding payment, the New York office of the certified public accounting firm of Arthur Andersen, LP (the "Arbitrating Accountant") shall be engaged as arbitrator hereunder to settle such dispute as soon as practicable. In the event Arthur Andersen, LP is unwilling or unable to serve as the Arbitrating Accountant, the parties hereto shall select by mutual agreement another nationally-recognized independent certified public accounting firm, who is not rendering (and during the preceding two-year period has not rendered) services to either Supplier, King, or any of their respective Affiliates, to serve as the Arbitrating Accountant. In connection with the resolution of any dispute, the Arbitrating Accountant shall have access to all documents, records, work papers, facilities and personnel necessary to perform its function as arbitrator. The arbitration before the Arbitrating Accountant shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Arbitrating Accountant's award with respect to any dispute shall be final and binding upon the parties hereto, and judgment may be entered on the award. The party against whom an award is made shall pay fees and expenses of the Arbitrating Accountant with respect to any dispute; provided, however, if there is no award made or an award is made for or against both parties, [***] the fees and expenses of the Arbitrating Accountant.

          3.3. LIQUIDATED DAMAGES. In the event that King does not comply with its requirements under Section 2.9(b), then Supplier in its sole discretion shall be entitled to the following as liquidated damages:

               (a) Until such time as a Third Party has launched a Generic Version, a payment in an amount equal to (i) [***] if King had purchased its Annual Minimum Quantity requirements of Product at the Minimum Price [***] (ii) an amount equal to [***] as of the date of default through the expiration of the Term based on its Annual Minimum Quantity requirements; or

               (b) In the event that a Third Party has launched a Generic Version and Supplier and King have mutually agreed to a modified Annual Minimum Quantity to be purchased by King pursuant to Section 2.9(f), a payment in an amount equal to (i) [***] if King had purchased its modified Annual Minimum Quantity of Product at the Minimum Price through the expiration of the Term minus (ii) [***] as of the date of default through the expiration of the Term based on the modified Annual Minimum Quantity requirements.

          3.4. ADVERTISING/MARKETING/SALES COSTS AND PRODUCT PRICING. King shall be responsible for all advertising, marketing and sales costs associated with Licensed Product distribution. King shall have complete authority for all sales pricing decisions for the Licensed Products.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                   ARTICLE IV

                              TERM AND TERMINATION

          4.1. TERM. Unless terminated earlier in accordance with the provisions of Section 4.2 herein, the term of this Agreement (the "Term") will commence upon execution of this Agreement and continue through October 29, 2008; provided that the Term automatically will be extended until the Pediatric Extension Expiration Date in the event any Pediatric Extension is granted to King.

          4.2. EARLY TERMINATION. Either King or Supplier, as the case may be, may terminate this Agreement forthwith by notice in writing to the other party upon the occurrence of any of the following events:

               (a) if the other party commits a material breach of this Agreement, which in the case of a breach capable of remedy shall not have been remedied within thirty (30) days of the receipt by the other party of a notice identifying the breach and requiring its remedy or such longer time as the party in breach may demonstrate to the other party is necessary to remedy the breach using its reasonable efforts to do so; or

               (b) if the other party ceases for any reason to carry on business (but not as the result of a merger, acquisition or reorganization with one or more entities whether in a single transaction or a series of transactions) or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or substantially all of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law; or

               (c) the enactment of any law, order or regulation by a governmental unit that would render it impossible for the other party to perform its obligations hereunder.

          4.3. CONSEQUENCES OF TERMINATION AND SURVIVAL. Termination of this Agreement for whatever reason shall not affect the accrued rights and obligations of either Supplier or King arising under or out of this Agreement. The obligations under Article VI (Product Recalls), Article VII (Warranties),
Article VIII (Nondisclosure and Confidentiality), Article IX (Indemnification and Insurance), Article X (Dispute Resolution) or any other provision which expressly or by implication is intended to survive expiration or termination shall survive expiration or termination of this Agreement.

          4.4. ACCRUED OBLIGATIONS. At the end of the Term, and in the event that this Agreement is terminated by Supplier pursuant to the provisions of
Section 4.2, King shall in each case pay to Supplier: (i) all amounts outstanding and remaining to be paid for Products supplied prior to the end of the applicable term or termination; (ii) all binding amounts for Products forecasted pursuant to Section 2.2 herein or ordered pursuant to Section 2.3 herein prior to the end of the applicable term or termination; provided, Supplier delivers such orders in accordance with the Specifications; and (iii) an amount to compensate Supplier at its actual out-of-pocket costs for all raw materials that Supplier has reasonably purchased in reliance on King's forecasts

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

or is contractually committed to purchase at the time of such end of the applicable term or termination pursuant to authorization received from King in accordance with Section 2.3(b) herein which is not subsequently used by Supplier to manufacture any Product or any other product.

                                    ARTICLE V
                 CERTIFICATES AND ACCESS AND REGULATORY MATTERS

          5.1. CERTIFICATES OF ANALYSIS. Supplier shall perform, or cause to be performed, sample tests on each lot of Product manufactured pursuant to this Agreement before delivery to King. Each test report shall set forth the items tested, Specifications and test results in a certificate of analysis, containing the types of information which shall have been approved by mutual agreement of the parties, for each lot delivered. Supplier shall send, or cause to be sent, such certificates to King simultaneously with delivery of each lot unless otherwise agreed. Supplier shall provide King with [***] per year.

          5.2. NOTICE OF FAILURE TO MEET SPECIFICATIONS. Upon Supplier's discovery that any batch or lot of Product, which has previously been approved by Supplier, fails to conform to the Specifications, Supplier will immediately notify King of such failure to meet the Specifications and of the nature thereof in detail, including, but not limited to, supplying King with all investigatory reports, data, and communications, out-of-specification reports and data and the results of all outside laboratory testing and conclusions, if any. Supplier shall investigate all such failures promptly, and [***], cooperate with King in determining the cause for the failure and a corrective action to prevent future failures.

          5.3. STABILITY. At Supplier's expense, Supplier shall be responsible for taking quality control stability samples of the Product in support of the NDAs for the Licensed Products, testing stability samples on a timely basis, and providing King with all reports and data generated therefrom. Upon learning of a stability test failure, Supplier shall immediately notify King and immediately initiate a stability failure investigation [***] and cooperate with King in determining the cause for the failure and corrective action to prevent future failures. For Product manufactured by Supplier prior to the date of this Agreement, Supplier shall, [***], maintain its current stability test program and protocols and report the results to King.

          5.4. DMFS. Upon King's written request, Supplier shall promptly send a letter in form and substance satisfactory to King to each of Supplier's suppliers that are referenced in the NDA with respect to the Products requesting permission for King to reference such supplier's DMFs, in order to notify such supplier of the transfer of the Products from Supplier to King (pursuant to the General Products Agreement and the Operative Agreements (as such term is defined in the General Products Agreement)) and to obtain appropriate Drug Master File reference authorizations from such supplier.

          5.5. RECORDS. Supplier shall maintain all manufacturing, packaging, analytical and stability records, all records of shipment, and all validation data relating to the Product to the extent and for the time periods required by applicable Laws with respect to the Products.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          5.6. REGULATORY COMPLIANCE. Supplier shall advise King promptly if an authorized agent of the FDA or other Governmental or Regulatory Authority visits any of Supplier's manufacturing facilities, or the facilities where the Products are being manufactured, concerning the Products. Supplier shall furnish to King all material information supplied to, or supplied by, the FDA or other governmental regulatory agency, including the Form 483 observations and responses, to the extent that such report relates to Products (or the ability of Supplier to supply such Products), within [***] of Supplier's receipt of such information or delivery of such information, as the case may be. Supplier's response to the Form 483 is subject to the requirements of Sections 2.7 and 5.7 of this Agreement.

          5.7. CHANGES. In addition to the requirements of Section 2.7 herein, Supplier shall not change the critical specified raw materials, packaging materials, their source, analytical test procedures or critical manufacturing conditions or manufacturing equipment used in the manufacture of Product without the prior written consent of King, which consent shall not be unreasonably withheld.

          5.8. ACCESS TO FACILITIES.

               (a) King Access. Upon the reasonable prior written request of King, King shall have the right to inspect those portions of the manufacturing, storage, packaging and testing facilities of Supplier where Products are being manufactured, stored, packaged or tested, as the case may be, during regular business hours, to ascertain compliance with cGMPs, the Specifications and the regulatory application associated with the Product. If the FDA or other applicable Governmental or Regulatory Authority asserts any notice to the effect that Supplier has failed to comply with any law or regulation in connection with the manufacture of Products, or if Supplier delivers Product that does not meet the Specifications, then King shall have the right to inspect such portions of the manufacturing facilities of Supplier that relate to the manufacture of Product upon reasonable notice and during normal business hours. Notwithstanding the provisions of this Section 5.8(a), King shall have no obligation or be deemed to have an obligation to inspect the manufacturing and testing facilities of Supplier.

               (b) Supplier Access. Upon the reasonable prior written request of Supplier, Supplier shall have the right based upon demonstrable cause to inspect those portions of the warehouse and distribution facilities of King where Products are being stored and distributed, during regular business hours, to observe Product storage and distribution or other related activities. Notwithstanding the provisions of this Section 5.8(b), Supplier shall have no obligation or be deemed to have an obligation to inspect the warehouse and distribution facilities of King.

          5.9. REGULATORY CORRESPONDENCE. Within [***] of receipt, King and Supplier shall make available, or cause to be made available, to each other, regulatory correspondence regarding regulatory letters, withdrawal of Product, and correspondence bearing on the safety and efficacy of the Product.

          5.10. LICENSED PRODUCT INQUIRIES AND COMPLAINTS. King will promptly submit to Supplier all Licensed Product safety and efficacy inquiries, Licensed Product quality

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

complaints and adverse drug event reports received by it, together with all available evidence and other information relating thereto, in accordance with procedures to be agreed upon by the parties. Except as otherwise required by law or governmental regulation, King will be responsible for investigating and responding to all such inquiries, complaints and adverse events regarding Licensed Product. It shall be the responsibility of King to comply with all federal, state and local governmental reporting requirements regarding adverse drug events and Licensed Product quality matters, except where such events or matters are caused by acts or omissions of Supplier, in which case King may, consistent with applicable law and regulation, request Supplier's assistance in such compliance. In addition to the foregoing, King will forward a copy of all FDA submissions concerning Licensed Product adverse drug events or any Licensed Product safety-related topic to Supplier within [***] of submission.

          5.11. RESPONSE TO COMPLAINTS AND/OR ADVERSE DRUG EVENTS. Pursuant to reported complaint and/or adverse drug event, if the nature of the reported complaint and/or adverse drug event requires testing, Supplier will, at King's reasonable request and expense, perform analytical testing of corresponding retention samples and provide the results thereto to King as soon as reasonably practicable; provided, however, Supplier shall be responsible for [***] costs of such testing and reporting to the FDA or any other governmental regulatory agency if it is determined that Supplier is responsible for such reported complaint and/or adverse drug event. Such testing shall be performed using NDA approved testing procedures as set forth in the NDA.

          5.12. ADDITIONAL INFORMATION. Supplier shall provide to King in a timely manner, but in no event less than [***] prior to the due date of King's annual report to the FDA with respect to the Products, all information (in written form) which King requests regarding the Products in order to comply with applicable Laws. King shall be responsible for assuring that all promotional material produced by it relating to Licensed Products comply with applicable Laws. King shall provide to Supplier a copy of such FDA annual report. Such information shall include, without limitation, manufacturing and testing documentation.

          5.13. TECHNICAL AGREEMENT. Each party shall perform the duties required of it pursuant to the Technical Agreement to be entered into by the parties in the form of EXHIBIT D. To the extent the Technical Agreement either conflicts with this Agreement or is silent on an issue addressed herein, this Agreement shall control.

                                   ARTICLE VI
                                 PRODUCT RECALLS

          6.1. PRODUCT RECALLS. In the event (i) any Government or Regulatory Authority issues a request, directive or order that Product be recalled, (ii) a court of competent jurisdiction orders such a recall, or (iii) Supplier shall reasonably determine that Product should be recalled, the parties shall take all appropriate corrective actions, and shall cooperate in the investigations surrounding the recall. In the event Supplier determines that Product should be recalled, Supplier shall consult with King prior to taking any corrective actions. Supplier shall be responsible for all expenses of such recall which shall include the expenses of notification and destruction or return of the recalled Product and all other documented out-of-pocket costs incurred in connection with such recall, but shall not include lost profits of either party.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

Notwithstanding the foregoing Supplier shall not be responsible for the costs of any recall resulting from King's improper use, handling or storage of Product.

          6.2. DISPUTES. If there is any dispute concerning which party's acts or omissions gave rise to such recall of Product, such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between King and Supplier or, in the absence of agreement, by the President for the time being of the Pharmaceutical Research and Manufacturers of America. The decision of such independent expert shall be in writing and, except for manifest error on the face of the decision, shall be binding on both King and Supplier. The costs of such independent expert shall be borne [***]. After such determination, costs shall be paid by the responsible party in accordance with Section 6.1.

                                   ARTICLE VII
                                   WARRANTIES

          7.1. COMPLIANCE WITH CGMP. Supplier warrants that all Products will be manufactured in conformity with the regulations of the FDA and any comparable state agency applicable thereto.

          7.2. CONFORMITY WITH SPECIFICATIONS. Supplier warrants that each Product manufactured by Supplier and sold to King pursuant to this Agreement will meet the Specifications for such Product in effect at the time title to such Product passes from Supplier to King pursuant to Section 2.4. King may amend such Specifications from time to time only with the prior written consent of Supplier, which consent shall not be unreasonably withheld.

          7.3. COMPLIANCE WITH THE ACT. Supplier warrants that all Product delivered to King pursuant to this Agreement will, at the time of such delivery, not be adulterated within the meaning of the Act and will not be an article which may not, under the provisions of such Act, be introduced into interstate commerce.

          7.4. NO LIENS. Supplier warrants that all Product delivered to King pursuant to this Agreement will, at the time of such delivery, be free and clear of all liens, encumbrances, security interests and other encumbrances.

          7.5. COMPLIANCE WITH APPLICABLE LAWS. During the term of this Agreement, Supplier shall comply in all material respects with all Laws applicable to the conduct of its business in the performance of this Agreement.

          7.6. EXCLUSION OF OTHER WARRANTIES. EXCEPT WHERE OTHERWISE SET FORTH IN THIS AGREEMENT, SECTIONS 7.1, 7.2, 7.3, 7.4 AND 7.5 ARE IN LIEU OF ALL CONDITIONS, WARRANTIES AND STATEMENTS IN RESPECT OF PRODUCT AND IN RESPECT OF THE MANUFACTURING SERVICES PROVIDED HEREUNDER, WHETHER EXPRESSED OR IMPLIED BY STATUTE, CUSTOM OF THE TRADE OR OTHERWISE (INCLUDING BUT WITHOUT LIMITATION ANY SUCH CONDITION, WARRANTY OR STATEMENT RELATING TO THE DESCRIPTION OR QUALITY OF PRODUCT, ITS MERCHANTABILITY OR ITS FITNESS FOR A PARTICULAR PURPOSE OR USE UNDER ANY CONDITIONS) AND ANY SUCH CONDITION, WARRANTY OR

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

STATEMENT IS HEREBY EXCLUDED. EXCEPT AS PROVIDED IN ARTICLE IX HEREIN, REPLACEMENT OF ANY NONCONFORMING PRODUCT AND REASONABLE DOCUMENTED OUT-OF-POCKET EXPENSES SHALL BE KING'S SOLE REMEDY FOR BREACH OF ANY EXPRESS WARRANTY CONTAINED IN THIS ARTICLE VII. In no event shall Supplier or King be liable under or with respect to this Agreement for any indirect, incidental, consequential, special or punitive damages of any kind, including, but not limited to, loss of profits, including, but not limited to, due to breach of warranty, tort, breach or repudiation of any term or condition of this Agreement.

                                  ARTICLE VIII
                        NONDISCLOSURE AND CONFIDENTIALITY

          8.1. NONDISCLOSURE OBLIGATIONS.

               (a) Except as otherwise provided in this Agreement, Supplier acknowledges that the know-how with which it may be supplied pursuant to this Agreement is supplied in circumstances imparting an obligation of confidence and agrees to keep such know-how secret and confidential and to respect King's proprietary rights therein and to use the same for the sole purpose of this Agreement and during the period of this Agreement or at any time for any reason whatsoever not to disclose or cause or permit to be disclosed such know-how to any third party.

               (b) Supplier shall ensure that only its employees or employees of its Affiliates or consultants and contractors shall have access to know-how on a need to know basis and shall be subject to the same obligations of confidence as the principals pursuant to Section 8.1(a) above and shall enter into secrecy agreements in support of such obligations. Insofar as this is not reasonably practicable, Supplier shall take all reasonable steps to ensure that any such employees, consultants and contractors are made aware of such obligations.

               (c) Both parties undertake and agree not to disclose or permit to be disclosed at any time for any reason whatsoever to any third party or otherwise make use of or permit to be made use of any trade secrets or confidential information relating to the technology, business affairs or finances of the other or of any Affiliates, suppliers, agents, distributors, licensees, licensors or other customers of the other which comes into their possession pursuant to this Agreement.

               (d) The obligations of confidence referred to in this Section 8.1 shall not extend to any information which:

                    (i) is or becomes part of the public domain other than by unauthorized acts of the party obligated not to disclose such information or its Affiliates or sublicensees, as applicable;

                    (ii) can be shown by written documents to have been disclosed to the receiving party or its Affiliates or sublicensees by a third party, provided such information was not obtained by such third party directly or indirectly from the other party under this Agreement pursuant to a confidentiality agreement;

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                    (iii) prior to disclosure under this Agreement, was already in the possession of the receiving party or its Affiliates or sublicensees, provided such information was not obtained directly or indirectly from the other party under this Agreement pursuant to a confidentiality agreement;

                    (iv) can be shown by written documents to have been independently developed by the receiving party or its Affiliates without breach of any of the provisions of this Agreement;

                    (v) is disclosed by the receiving party pursuant to oral questions, interrogatories, requests for information or documents, subpoena, or a civil investigative demand of a court or governmental agency; provided, however, that the receiving party notifies the other party immediately upon receipt thereof so that the other may seek a protective order or other appropriate remedy, and provided further that the disclosing party furnishes only that portion of the information which it is advised by counsel is legally required and impose such obligations of secrecy as are possible in that regard; or

                    (vi) is required to be disclosed by a party under any statutory, regulatory or similar legislative requirement or any rule of any stock exchange to which it or any Affiliate is subject; provided, however, that the non-disclosing party shall be allowed to review the proposed disclosure and the disclosing party agrees to consider in good faith any proposed revisions thereof provided to the disclosing party within [***] of the non-disclosing party's receipt of the proposed disclosure, and the parties shall seek confidential treatment for such disclosure as permitted by applicable law.

          8.2. TERMS OF THIS AGREEMENT. The parties agree not to disclose any terms or conditions of this Agreement to any third party without the prior consent of the other parties, except as required by applicable Laws.

          8.3. INJUNCTIVE RELIEF. The parties hereto understand and agree that remedies at law may be inadequate to protect against any breach of any of the provisions of this Article VIII by either party or their employees, agents, officers or directors or any other person acting in concert with it or on its behalf. Accordingly, each party shall be entitled to the granting of injunctive relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article VIII.

                                   ARTICLE IX
             LIMITATION OF LIABILITY, INDEMNIFICATION AND INSURANCE

          9.1. INDEMNIFICATION BY KING. Except as otherwise specifically provided herein, King shall indemnify and maintain Supplier against all claims, actions, costs, expenses (including court costs and legal fees on a full indemnity basis) or other liabilities ("Liabilities") whatsoever in respect of:

               (a) any negligence or willful misconduct by King in relation to the use, marketing, storage, distribution, handling or sale of Product;

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

               (b) any labeling of any Product to the extent that such labeling has been supplied by or at the direction of King and applied in accordance with instructions from King; and

               (c) any representation or warranty made by King to its customers or users with respect to Product, other than representations or warranties contained in Sections 7.1, 7.2, 7.3, 7.4 or 7.5.

          9.2. INDEMNIFICATION BY SUPPLIER. Except as otherwise specifically provided herein, Supplier shall indemnify and maintain King against all Liabilities whatsoever in respect of:

               (a) Supplier's failure to comply with the Specifications, cGMP, or applicable Laws;

               (b) any breach of a representation or warranty made by Supplier in Article VII; and

               (c) any negligence or willful misconduct by Supplier in the manufacture, storage, packaging, testing, labeling, handling or shipping of Product.

          9.3. INDEMNIFICATION PROCEDURES. A party (the "Indemnitee") that intends to claim indemnification under this Article IX shall:

               (a) notify the other party (the "Indemnitor") of any Liability with respect to which the Indemnitee intends to claim indemnification as soon as practicable after the Indemnitee becomes aware of any such Liability;

               (b) permit the Indemnitor to assume the defense thereof with counsel mutually satisfactory to the parties; and

               (c) cooperate with the Indemnitor, at the Indemnitor's expense, in the defense thereof.

          With respect to any matter for which the Indemnitor has an obligation to indemnify the Indemnitee under this Agreement, the Indemnitee shall have the right to participate and be represented (at the Indemnitor's expense) by legal counsel of the Indemnitee's choice in all proceedings and negotiations, if representation by counsel retained by Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this Article IX shall not apply to amounts paid in settlement of any Liability if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld. Failure of the Indemnitee to deliver notice to the Indemnitor within a reasonable time after becoming aware of a Liability shall not relieve the Indemnitor of any liability to the Indemnitee pursuant to this Article IX, except to the extent such delay prejudices the Indemnitor's ability to defend such action.


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          9.4. DISTRIBUTION/ PRODUCT LIABILITY INSURANCE. King shall obtain and maintain in effect for the Term of this Agreement, liability insurance or indemnity policies with an insurer reasonably acceptable to Supplier, in an amount not less than [***] (in the aggregate) with an indemnity to principals clause with respect to products liability and distribution, which policies shall name Supplier as an additional insured and shall be blanket policies. Such policies shall insure against liability on the part of King and any of its Affiliates, as their interests may appear, due to injury, disability or death of any person or persons, or injury to property, arising from the distribution of Products. Upon the execution of this Agreement and thereafter on January 1 of each year during the Term, King shall provide to Supplier a certificate of insurance (i) summarizing the insurance coverage and (ii) identifying any exclusions. King shall promptly notify Supplier of any material adverse alterations to the terms of this policy or decreases in the amounts for which insurance is provided.

          9.5. PRODUCT LIABILITY CLAIMS. As soon as it becomes aware, each party will give the other prompt written notice of any defect or alleged defect in a Product, any injury alleged to have occurred as a result of the use or application of a Product, and any circumstances that may give rise to litigation or recall of a Product or regulatory action that may affect the sale or manufacture of a Product, specifying, to the extent the party has such information, the time, place and circumstances thereof and the names and addresses of the persons involved. Each party will also furnish promptly to the other copies of all papers received in respect of any claim, action or suit arising out of such alleged defect, injury or regulatory action.

                                    ARTICLE X
                               DISPUTE RESOLUTION

          10.1. DISPUTE RESOLUTION.

               (a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination, or invalidity of this Agreement, except as set forth in Section 10.2, shall be submitted in the first instance to the Chief Operating Officer of Supplier, or such person's designee of equivalent or superior position, and the Chief Operating Officer of King, or such person's designee of equivalent or superior position.

               (b) If the matter or dispute cannot be resolved by the individuals designated in Section 10.1(a) within [***] after such submission, it shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except as modified by this Section. The number of arbitrators shall be three (3), [***]. The arbitration proceeding shall be conducted in the English language. The arbitration proceeding shall be brought in New York, New York, unless the parties agree in writing to conduct the arbitration in another location.

               (c) The arbitration decision shall be binding and not be appealable to any court in any jurisdiction. The prevailing party may enter such decision in any court having competent jurisdiction.

               (d) Each party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared except that if, in the opinion of the

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     arbitrators, any claim by a party hereto or any defense or objection thereto by the other party was unreasonable, the arbitrators may in their discretion assess as part of the award any part of the arbitration expenses of the other party (including reasonable attorneys' fees) and expenses of the arbitrators against the party raising such unreasonable claim, defense or objection.

               (e) Any party may, without inconsistency with this Agreement, apply to any court having jurisdiction hereof and seek injunctive relief so as to maintain the status quo until such time as the arbitration award is rendered or the controversy is otherwise resolved.

          10.2. NON-ARBITRABLE ISSUES. The parties acknowledge that matters relating to Specifications as set forth in Section 2.5(a), payments as set forth in Section 3.2(a), (b) or (c), or product recalls as set forth in Section 6.1 shall not be submitted to arbitration pursuant to Section 10.1 hereof, but instead shall be resolved in accordance with Section 2.5(b), 3.2(d) and 6.2, respectively.

                                   ARTICLE XI
                               GENERAL PROVISIONS

          11.1. NOTICES.

               (a) Except as otherwise specifically provided herein, any notice or other documents to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by registered post, nationally recognized overnight courier or facsimile transmission to a party or delivered in person to a party at the address or facsimile number set out below for such party or such other address as the party may from time to time designate by written notice to the other:

     If to King, to:

                        King Pharmaceuticals, Inc.
                        501 Fifth Street
                        Bristol, Tennessee 37620
                        Attn: Chairman of the Board
                        Facsimile: 423-989-8006

     with copies to:

                        King Pharmaceuticals, Inc.
                        501 Fifth Street
                        Bristol, Tennessee 37620
                        Attn: Executive Vice President and General Counsel
                        Facsimile: 423-989-6282

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

               and

                        Monarch Pharmaceuticals, Inc.
                        355 Beecham Street
                        Bristol, TN 37620
                        Attn: Chief Executive Officer
                        Facsimile: 423-989-8006

     If to Supplier to:

                        Sanofi-Aventis Deutschland GmbH
                        Attn: Legal Department
                        Brueningstrasse 50
                        65926 Frankfurt
                        Germany
                        Fax: Legal Department No.: ++ 49 69 305 24590

     with copies to:

                        Sanofi-Aventis Deutschland GmbH
                        Attn: Head of PharmaChemical Sales
                        IndustriePark Hoechst
                        Gebaude / Building D 711
                        65926 Frankfurt am Main
                        Fax: ++ 49 69 31 97 69

               and

                        Sanofi-Aventis
                        174 Avenue de France
                        75013 Paris France
                        Attn: Head of Direction Juridique
                        Facsimile: +33-01-53-77-40-48

               (b) Any such notice or other document shall be deemed to have been received by the addressee [***] following the date of dispatch of the notice or other document by post or, where the notice or other document is sent by overnight courier, by hand or is given by facsimile, simultaneously with the transmission or delivery. To prove the giving of a notice or other document it shall be sufficient to show that it was dispatched.

          11.2. ENTIRE AGREEMENT; AMENDMENT.

               (a) This Agreement, together with the General Products Agreement and the other Operative Agreements (as such term is defined in the General Products Agreement) and the Exhibits and Schedules attached hereto and thereto, embodies and sets forth the entire agreement and understanding of the parties with respect to the subject

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

     matter herein and there are no promises, terms, conditions or obligations, oral or written, expressed or implied, other than those contained in this Agreement. The terms of this Agreement shall supersede all previous oral or written agreements which may exist or have existed between the parties relating to the subject matter of this Agreement, including without limitation the Original Agreement. No party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly set forth in this Agreement. Any other terms and conditions (including without limitation any terms and conditions contained in any purchase order or sales invoice issued pursuant to this Agreement) are hereby expressly excluded.

               (b) This Agreement shall not be amended, modified, varied or supplemented except in writing signed by duly authorized representatives of the parties.

          11.3. FORCE MAJEURE. If a party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure (as defined herein) and shall give written notice thereof to the other parties specifying the matters constituting Force Majeure together with such evidence as such party reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, the party shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue. The expression "Force Majeure" shall be deemed to include any cause substantially affecting the performance by a party of this Agreement arising from or attributable to acts, events, non-happenings, omissions or accidents beyond the reasonable control of the party whose performance is so affected.

          11.4. ASSIGNMENT. No party shall be entitled to assign its rights and obligations hereunder without the prior written consent of the other parties; provided, however, a party shall be entitled, without the prior written consent of the other parties, to assign its rights and obligations hereunder to an Affiliate, but such assignment to an Affiliate shall not relieve the assigning party of its obligations hereunder. No permitted assignment hereunder shall be deemed effective until the assignee shall have executed and delivered an instrument in writing reasonably satisfactory in form and substance to the other parties pursuant to which the assignee assumes all of the obligations of the assigning party hereunder. Any purported assignment of this Agreement in violation of this Section 11.4 shall be void. This Agreement shall be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein shall be deemed to include the names of its successors and assigns. Notwithstanding the foregoing provisions of this Section 11.4, King's rights hereunder may be assigned as security to one or more financial institutions providing financing to King and may be assigned pursuant to the terms of the relevant security agreement, it being understood that no such assignment shall release King from any of its obligations hereunder (or be deemed to constitute an assumption by such an assignee of such obligations) or increase or otherwise modify the obligations of Supplier hereunder.

          11.5. HEADINGS, INTERPRETATION. The headings used in this Agreement are for convenience only and are not a part of this Agreement nor affect the interpretation of any of its provisions.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          11.6. ATTACHMENTS. All Exhibits and Schedules referenced herein are hereby made a part of this Agreement.

          11.7. INDEPENDENT PARTIES. This Agreement shall not be deemed to create any partnership, joint venture, amalgamation or agency relationship between the parties. Each party shall act hereunder as an independent contractor.

          11.8. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Missouri, without giving effect to the choice of law provisions thereof.

          11.9. NO WAIVER. Neither the failure nor delay on the part of a party to require the strict performance of any term, covenant or condition of this Agreement or to exercise any right or remedy available on a breach thereof shall constitute a waiver of any such breach or of any such term or condition. The consent to, or the waiver of, any breach, or the failure to require on any single occasion the performance or timely performance of any term, covenant, or condition of this Agreement shall not be construed as authorizing any subsequent or additional breach and shall not prevent a subsequent enforcement of such term, covenant, or condition.

          11.10. SEVERABILITY. In the event that any provision of this Agreement or the application thereof to any party or circumstance shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, then (i) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid and unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to the parties or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby.

          11.11. INTERPRETATION. The parties hereto acknowledge and agree that:
(i) each party and its representatives has reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to each party hereto and not in favor of or against either party regardless of which party was generally responsible for the preparation of this Agreement.

          11.12. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute a single agreement.

          11.13. THIRD PARTY BENEFICIARIES. This Agreement is not intended to confer upon any non-party rights or remedies hereunder, except as may be received or created as part of a valid assignment.

          11.14. FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and use all commercially reasonable efforts to take or cause to be taken, all actions and to do, or cause to be done, all things necessary under applicable law to consummate the transactions contemplated hereby.

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                  [Remainder of page intentionally left blank]

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

          IN WITNESS WHEREOF, the parties hereto have each caused this Amended And Restated U.S. Product Manufacturing Agreement to be duly executed as of the date first above written.

                                        SANOFI-AVENTIS DEUTSCHLAND GMBH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SANOFI-AVENTIS DEUTSCHLAND GMBH


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KING PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                  SCHEDULE 1.30

                           SPECIFICATIONS FOR PRODUCT

                                     POWDER

The Specifications are as set forth in the attached Certificate of Analysis of a representative sample.

                                    GRANULES

The Specifications are as set forth in the attached Certificate of Analysis of a representative sample.

                        CONFIDENTIAL TREATMENT REQUESTED


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                  SCHEDULE 1.31

                          CHEMICAL FORMULA OF RAMIPRIL

                         (CHEMICAL FORMULA OF RAMIPRIL)


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                    EXHIBIT B
                               QUANTITIES/CAPACITY

                                   Quantities

[***]

[***]

                                    Capacity

Calendar Year   Technical Capacity
-------------   ------------------
2006             [***] of Product
2007             [***] of Product
2008             [***] of Product
2009             [***] of Product


  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                    EXHIBIT D
                               TECHNICAL AGREEMENT

                                December 17, 1998

PURSUANT TO THE TERMS OF THE U.S. PRODUCT MANUFACTURING AGREEMENT BY AND BETWEEN KING PHARMACEUTICALS, INC. ("KING") AND HOECHST MARION ROUSSEL, INC. ("HMRI") DATED AS OF DECEMBER 17, 1998, HMRI AND KING HEREBY AGREE AS FOLLOWS:

1.   RESPONSIBILITIES

     The obligations and responsibilities of either party regarding the drug regulatory approval, the raw materials, manufacturing, quality control, complaint handling and drug safety are specified in ANNEX A hereto.

2.   RESPONSIBLE PERSONNEL

     The personnel responsible for the manufacture and/or the quality control of the supplied product are specified in ANNEX B hereto. The parties undertake to keep the other party informed of any changes in such personnel.

          IN WITNESS WHEREOF, this Technical Agreement has been duly executed by the parties as of the date first set forth above.

                                        HOECHST MARION ROUSSEL, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        KING PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



  PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE
              SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S
APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                     Annex A

to the Technical Agreement between KING and HMRI

                        RESPONSIBILITIES                            KING    HMRI
                        ----------------                           -----   -----
[***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]
   [***]                                                                   [***]

[***]
   [***]                                                           [***]
   [***]                                                           [***]
   [***]                                                           [***]   [***]
   [***]                                                                   [***]
      [***]                                                                [***]
      [***]                                                                [***]
      [***]                                                        [***]   [***]
      [***]                                                                [***]

[***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                           [***]   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]                                                                   [***]
   [***]
   [***]                                                           [***]   [***]
   [***]                                                           [***]   [***]

X    Responsible party

(X)  Co-operation necessary


    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

                                     Annex B

to the Technical Agreement between KING and HMRI

Responsible Personnel:

FUNCTION:                                                   KING    HMRI
---------                                                  -----   -----
MANUFACTURING                                              [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

PACKAGING                                                  [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

LABELING                                                   [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

QUALITY CONTROL                                            [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

QUALITY ASSURANCE                                          [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

DRUG SAFETY                                                [***]   [***]   [***]
                                                           [***]   [***]   [***]
                                                           [***]           [***]
                                                                           [***]
                                                           [***]   [***]   [***]
                                                           [***]   [***]   [***]

    PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH
      THE SECRETARY OF THE COMMISSION PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES
                              EXCHANGE ACT OF 1934.